Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
Reporting Period: November 2015

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
___________________________	___________________________
Signature of Debtor	Date
___________________________	___________________________
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	December 31, 2015
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: November 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$401	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	454	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	2,672	415	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	2,177	—	—	—	—	—	—	—	—
Other receipts	28	—	—	14	71	15	—	—	—	—	—	—	—	—
Total Operating Cash Receipts	429	2,672	415	468	71	2,193	—	—	—	—	—	—	—	—

Cash Disbursements
Payroll	(1,901)	(186)	(121)	(99)	(346)	(77)	—	—	(37)	—	(13)	—	—	—
Contract labor	—	(86)	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	(15)	(248)	(301)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	—	—	(1)	(21)	—	—	—	—	—	—	—	—	—
Transportation & shipping	(1)	(8)	(2)	(36)	—	—	—	—	—	—	—	—	—	—
Other production costs	(507)	—	(18)	(4)	(31)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	(26)	—	—	(1)	(4)	—	—	—	—	—	—	—	—	—
Professional fees	(403)	(18)	—	—	—	—	(40)	—	—	—	—	—	—	—
Rent and operating leases	—	(1)	—	—	(33)	—	—	—	—	—	—	—	—	—
Taxes	—	(6)	—	(14)	—	—	—	—	—	—	—	—	—	—
Insurance	(449)	(78)	—	—	—	—	—	—	—	—	—	—	—	—
Utilities	185	—	—	(5)	—	—	—	—	—	—	—	—	—	—
Other disbursements	(97)	(16)	(9)	(4)	(170)	(56)	—	—	(17)	—	—	—	—	—

Total Operating Cash Disbursements	(3,199)	(413)	(398)	(465)	(604)	(134)	(40)	—	(54)	—	(13)	—	—	—

Net Cash Flow - Operating	(2,771)	2,258	17	3	(533)	2,059	(40)	—	(54)	—	(13)	—	—	—

Intercompany
Net intercompany - operating	2,140	(5,054)	—	135	18	(1,853)	(1,999)	—	—	—	3,875	—	—	—
Net intercompany - debt & equity	238	(134)	—	—	(248)	—	100	—	250	200	—	—	—	—
Net investment & JV funding	—	—	—	(330)	—	—	—	—	—	—	—	—	—	—
Net Intercompany	2,378	(5,188)	—	(195)	(231)	(1,853)	(1,899)	—	250	200	3,875	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures	(109)	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital lease & other	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	(5,156)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	(109)	—	—	—	—	—	(5,156)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	(109)	—	—	—	—	—	(5,156)	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$(502)	$(2,930)	$17	$(192)	$(764)	$206	$(7,095)	$—	$196	$200	$3,862	—	—	—

Beginning Cash Balance - Book	$1,650	$10,610	$957	$3,389	$3,487	$16,606	$84,867	$148	$22	$621	$6,481	$10	$6	$5
Total cash receipts	429	2,672	415	468	71	2,193	—	—	—	—	—	—	—	—
Total cash disbursements	(3,309)	(413)	(398)	(465)	(604)	(134)	(5,196)	—	(54)	—	(13)	—	—	—
Net intercompany	2,378	(5,188)	—	(195)	(231)	(1,853)	(1,899)	—	250	200	3,875	—	—	—
Ending Cash Balance - Book - Debtors	$1,149	$7,680	$974	$3,197	$2,723	$16,812	$77,772	$148	$218	$821	$10,343	$10	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(3,309)	(10,858)	(398)	(859)	(1,277)	(5,363)	(40)	—	(54)	—	(5,682)	—	—	—
Allocated - Reorganization Professional Fees	(613)	(2,011)	(74)	(159)	(236)	(993)	(7)	—	(10)	—	(1,052)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(3,922)	(12,869)	(472)	(1,018)	(1,513)	(6,357)	(47)	—	(64)	—	(6,735)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: November 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$401
Rare Metals	—	—	—	—	—	—	—	454
Magnetic Materials & Alloys	—	—	—	—	—	—	—	3,087
Chemicals & Oxides	—	—	—	—	—	—	—	2,177
Other receipts	—	—	—	—	—	—	—	129
Total Operating Cash Receipts	—	—	—	—	—	—	—	6,247

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(2,779)
Contract labor	—	—	—	—	—	—	—	(86)
Raw material payments	—	—	—	—	—	—	—	(565)
Reagents & chemicals	—	—	—	—	—	—	—	(22)
Transportation & shipping	—	—	—	—	—	—	—	(48)
Other production costs	—	—	—	—	—	—	—	(560)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(31)
Professional fees	—	—	—	—	—	—	—	(461)
Rent and operating leases	—	—	—	—	—	—	—	(34)
Taxes	—	—	—	—	—	—	—	(20)
Insurance	—	—	—	—	—	—	—	(527)
Utilities	—	—	—	—	—	—	—	180
Other disbursements	—	—	—	—	—	—	—	(369)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(5,320)

Net Cash Flow - Operating	—	—	—	—	—	—	—	927

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	(2,738)
Net intercompany - debt & equity	—	—	—	—	—	—	—	405
Net investment & JV funding	—	—	—	—	—	—	—	(330)
Net Intercompany	—	—	—	—	—	—	—	(2,662)

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	—
Capital expenditures	—	—	—	—	—	—	—	(109)
Capital lease & other	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	—	(5,156)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(5,265)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	(5,265)

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$(7,001)

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$128,869
Total cash receipts	—	—	—	—	—	—	—	6,247
Total cash disbursements	—	—	—	—	—	—	—	(10,586)
Net intercompany	—	—	—	—	—	—	—	(2,662)
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$121,868

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(27,840)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(5,156)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(32,996)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: November 2015

BANK RECONCILIATIONS
																	1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		CAD 5,059.36		—		—		—		—		—
	USD or USD equivalent	202,885.24		5,063.04		3,786.38		10,000,197.59		40,614.00		64,299,600.68		450,000.00		1,757,641.03

BANK BALANCE		30-Nov-15	208,165.24	30-Nov-15	5,063.04	30-Nov-15	5,059.36	30-Nov-15	10,000,197.59	30-Nov-15	40,614.00	30-Nov-15	64,299,600.68	30-Nov-15	450,000.00	30-Nov-15	1,757,641.03
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)			(5,280.00)		—		—				—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							5,059.36
ADJUSTED BANK BALANCE IN USD *			202,885.24		5,063.04		3,786.38		10,000,197.59		40,614.00		64,299,600.68		450,000.00		1,757,641.03
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING
		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

		wire payment returned by bank due to wrong filing	5,280.00

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		JPY 5,718,968		JPY 434,416		—		BBD 30,585.93		—
	USD or USD equivalent	7,488,135.47		103,246.47		1,007.40		46,454.13		3,528.68		128,116.76		15,292.97		5,000.00

BANK BALANCE		30-Nov-15	7,512,570.79	30-Nov-15	103,246.47	30-Nov-15	1,007.40	30-Nov-15	5,718,968.00	30-Nov-15	434,416.00	30-Nov-15	128,116.76	30-Nov-15	30,585.93	30-Nov-15	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(24,435.32)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*									5,718,968.00		434,416.00				30,585.93
ADJUSTED BANK BALANCE IN USD *			7,488,135.47		103,246.47		1,007.40		46,454.13		3,528.68		128,116.76		15,292.97		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168192	141.10
		168193	3,508.00
		168194	245.91
		168195	129.12
		168197	9,384.05
		168198	886.51
		168199	5,985.16
		168200	1,012.58
		168201	824.46
		168202	105.33
		168203	285.19
		168204	228.15
		168205	1,449.76
		168206	250.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—		—		—
	USD or USD equivalent	4,867.03		—		5,000.00		5,000.00		108,775.38		10,234,459.08		5,960.00		$16,598,631.18		16,185.42

BANK BALANCE		30-Nov-15	4,867.03	30-Nov-15	—	30-Nov-15	5,000.00	30-Nov-15	5,000.00	30-Nov-15	108,775.38	30-Nov-15	10,234,459.08	30-Nov-15	5,960.00	30-Nov-15	16,641,509.8	30-Nov-15	16,185.42
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—						—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—				—		(42,878.62)		—
OTHER (ATTACH EXPLANATION)			—		—		—		—						—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					—
ADJUSTED BANK BALANCE IN USD *			4,867.03		—		5,000.00		5,000.00		108,775.38		10,234,459.08		5,960.00		16,598,631.18		16,185.42
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5120	1,802.00
																5121	25,290.00
																5122	1,350.00
																5123	5,150.46
																5124	3,153.67
																5125	3,900.00
																5126	1,819.15

															5127	383.34
															5128	30.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX6849 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		641,245.70						CAD 184,521.02		—		CAD 999,999.99
	USD or USD equivalent	10,081.82		931,595.34		—		479,902.49		507,042.4		64,172.09		138,093.86		607,688.69		748,390.95

BANK BALANCE		30-Nov-15	10,074.26	30-Nov-15	982,236.09	30-Nov-15	—	30-Nov-15	699,763.11	30-Nov-15	509,302.4	30-Nov-15	64,172.09	30-Nov-15	229,840.17	30-Nov-15	611,915.10	30-Nov-15	999,999.99
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		(50,640.75)		—		(58,517.41)		(2,260)		—		(45,319.15)		(4,226.41)		—
OTHER (ATTACH EXPLANATION)			7.56		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							—		641,245.70						184,521.02				999,999.99
ADJUSTED BANK BALANCE IN USD *			10,081.82		931,595.34		—		479,902.49		507,042.4		64,172.09		138,093.86		607,688.69		748,390.95
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
				2190	3,000.20			17476	6,636.60	1772	2,260.00			17827	247.68	1282	4,226.41
				2208	177.35			17499	30,000.00					18068	6,057.76
				2209	1,500.00			17508	402.10					18071	16,284.89
				2210	1,600.00			17505	1,905.01					18077	4,760.24
				2211	11,969.01			17510	131.36					18078	567.47
				2212	37.20			17512	1,864.50					18079	8,869.53
				2213	318.88			17506	1,337.26					18080	6,472.15
				2214	133.42			17516	645.03					18081	706.25
				2215	203.16			17519	198.46					18082	1,353.18
				2216	2,149.32			17520	1,732.23
				2217	257.70			17515	5,732.26
				2218	390.83			17517	7,932.60

			2219	2,329.50
			2220	618.31
			2221	400.00
			2222	1,266.55
			2223	716.80
			2224	91.92
			2225	1,413.11
			2226	13,800.96
			2227	157.35
			2228	618.92
			2229	375.00
			2230	3,695.51
			2231	715.00
			2232	688.94
			2233	480.00
			2234	819.01
			2235	716.80

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

	Bank charges book at the end of Q4	7.56

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	—		EU 146,385.52		—		—		—		BBD 18,501.44		—		—		¥212,908.71
	USD or USD equivalent	1,185,500.08		154,643.48		4,000.00		821,148.01		3,227,068.85		$9,250.73		$1,080.21		$163,435.00		$33,275.3

BANK BALANCE		30-Nov-15	—	30-Nov-15	146,385.52	30-Nov-15	4,000.00	30-Nov-15	821,148.01	30-Nov-15	3,248,718.52	30-Nov-15	18,501.44	30-Nov-15	$1,080.21	30-Nov-15	$163,435.00	30-Nov-15	212,908.71
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			1,302,297.1										—						¥ -
(-) OUTSTANDING CHECKS (ATTACH LIST)			(114,271.83)						—		(21,649.67)		—
OTHER (ATTACH EXPLANATION)			(2,525.19)										—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					146,385.52								18,501.44						212,908.71
ADJUSTED BANK BALANCE IN USD *			1,185,500.08		154,643.48		4,000.00		821,148.01		3,227,068.85		$9,250.73		$1,080.21		$163,435.00		$33,275.3
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
										31106	245.52
										31284	32.00
										31285	7,200.00
										31286	227.59
										31290	614.82
										31291	906.26
										31292	10,983.75
										31294	1,384.73
										31295	55.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: November 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
AlixPartners	June 25-July 31	477,065.56	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	9/2/2015	439,278.40	37,787.16
AlixPartners	Aug 1-Aug 31	294,738.89	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	11/4/2015	270,934.40	23,804.49	710,212.80	61,591.65

Ashby & Geddes	July 9-July 31	110,677.72	Molycorp Inc.	WT000002469	10/22/2015	103,089.2	7,588.52
Ashby & Geddes	Aug 1-Aug31	64,754.91	Molycorp Inc.	WT000002565	11/24/2015	59,218.46	5,536.45	162,307.66	13,124.97

Berkeley Research Group LLC	July 8-July 31	297,078.46	Molycorp Inc.	WT000002472	10/22/2015	296,427.96	650.50	296,427.96	650.50

Jones Day	June 25-July 31	1,793,066.19	Molycorp Inc.	WT000002464	10/20/2015	1,336,777.62	27,881.07
Jones Day	Aug 1-Aug 31	666,584.38	Molycorp Inc.	WT000002532	11/17/2015	643,644.20	22,940.18	1,980,421.82	50,821.25

KPMG	June 25-July 31	242,674.72		11834	11/10/2015	209,889.08	32,785.64	209,889.08	32,785.64

Miller Buckfire	June 25-July 31	141,976.50	Molycorp Inc.	WT000002340	9/3/2015	140,000.00	1,976.50
Miller Buckfire*	June 25-July 31	1,083,333.34	Molycorp Inc.	WT000002383	9/17/2015	1,083,333.34		1,223,333.34	1,976.50

Paul Hastings LLP	July 8-July 31	989,152.08	Molycorp Inc.	WT000002470	10/22/2015	968,948.00	20,204.08
Paul Hastings LLP	Aug 1-Aug 31	878,655.81	Molycorp Inc.	WT000002566	11/24/2015	858,962.80	19,693.01	1,827,910.80	39,897.09

Prime Clerk (156c services)	June 25 - June 30	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84
Prime Clerk (156c services)	July 1 - July 31	222,699.93	Molycorp Inc.	WT000002339	9/3/2015	46,009.00	176,690.93
Prime Clerk (327a services)	June 25-July 31	2,468.4	Molycorp Inc.	WT000002304	9/28/2015	2,468.40	—
Prime Clerk (156c services)	Aug 1-Aug 31	161,588.4	Molycorp Inc.	WT000002428	10/6/2015	26,017.00	135,571.4
Prime Clerk (156c services)	Sept 1-Sept 30	107,697.33	Molycorp Inc.	WT000002488	10/26/2015	37,050.50	70,646.83	122,878.90	535,248

Young Conway Stargatt & Taylor LLP	June 25-July 31	294,881.54	Molycorp Inc.	WT000002403	9/28/2015	276,154.00	18,727.54

Young Conway Stargatt & Taylor LLP	Aug 1-Aug 31	67,198.48	Molycorp Minerals LLC	WT000002101	11/9/2015	57,076.80	10,121.68	333,230.80	28,849.22

* Miller Buckfire applied the Debtors' unintentional overpayment of $175,901.68 to a subsequent monthly fee application for which no objection was received in December 2015.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: November 2015

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS											1 of 5

Case No.	15-11357			15-11358		15-11359		15-11360		15-11361
Debtor	Molycorp Inc.			Industrial Minerals LLC		Magnequench Inc.		Magnequench International Inc.		Magnequench Limited
	Current Month		Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—		—	$—	—	$—	—	2,240,615	15,034,304	—	—
Sales to related parties	—		—	—	—	—	—	3,302,843	25,520,494	—	—
Total Revenue	—		—	—	—	—	—	5,543,458	40,554,798	—	—

Costs of sales
Costs excluding depreciation and amortization	—		—	—	—	—	—	4,631,219	35,168,585	—	—
Depreciation and amortization	—		—	—	—	—	—	8,318	41,592	—	—
Gross profit (loss)	—		—	—	—	—	—	903,921	5,344,621	—	—

Expenses
General & Administrative	(12,802)	(a)	258,108	—	—	—	—	318,011	1,348,357	48	315
Sales & Marketing	—		—	—	—	—	—	101,260	483,050	—	—
Insiders Compensation	—		—	—	—	—	—	35,835	186,214	—	—
Care and Maintenance	—		—	—	—	—	—	—	—	—	—
Depreciation and amortization	—		—	—	—	—	—	160,468	813,846	—	—
- Accretion expense	—		—	—	—	—	—	—	—	—	—
Research and development	—		—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—		—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—		—	—	—	—	—	—	—	—	—
Total expenses	(12,802)		258,108	—	—	—	—	615,574	2,831,467	48	315
Operating income (loss)	12,802		(258,108)	—	—	—	—	288,347	2,513,154	(48)	(315)

Other Income (expense) (attached schedule)	—	(1)	—	—	—	—	303	11,143	—	—
Interest income (expense), net	(885,503)	(1,279,726)	—	—	(643,500)	(3,389,585)	370,326	1,961,856	—	—
Reorganization items, net (attached schedule)	(6,388,024)	(120,169,392)	—	—	—	(30,061,049)	—	—	—	—
Foreign exchange gain (loss)	(7,233,578)	(25,221,974)	—	—	—	—	(1,086)	(919)	—	—
Income/(loss) before taxes and non-controlling interest	(14,494,303)	(146,929,201)	—	—	(643,500)	(33,450,634)	657,890	4,485,234	(48)	(315)
Income taxes expense (benefit)	18,750	103,959	—	—	—	—	7,381	26,043	141,671	783,798
Income/(loss) from continuing operations before equity income of affiliate	(14,513,053)	(147,033,160)	—	—	(643,500)	(33,450,634)	650,509	4,459,191	(141,719)	(784,113)

Equity in loss (income) of affiliates	—	—	—	—	25,518	512,192	—	—	—	—

Income/(loss) from continuing operations	(14,513,053)	(147,033,160)	—	—	(669,018)	(33,962,826)	650,509	4,459,191	(141,719)	(784,113)

Earnings/(loss) for the period	$(14,513,053)	(147,033,160)	$—	—	$(669,018)	(33,962,826)	650,509	4,459,191	(141,719)	(784,113)
	Note (a) Molycorp Inc. received refund of $12,862 from Broadridge for deposits previously paid for 2014 annual meeting.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										2 of 5
Continuation Sheet for MOR-2
Case No.	15-11362		15-11363		15-11364		15-11365		15-11366
Debtor	Molycorp Advanced Water Technologies LLC		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership		MCP Exchangeco Inc.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	—	—	$—	—
Sales to related parties	—	—	—	—	—	—	2,677,789	22,512,928	—	—
Total Revenue	—	—	—	—	—	—	2,677,789	22,512,928	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	2,636,448	22,645,681	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	41,341	(132,753)	—	—

Expenses
General & Administrative	—	43	—	—	—	—	107,625	692,798	—	2,067
Sales & Marketing	—	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	—	43	—	—	—	—	107,625	692,798	—	2,067
Operating income (loss)	—	(43)	—	—	—	—	(66,284)	(825,551)	—	(2,067)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	(2,393,606)	(12,650,200)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	—	—	6,279,219	22,413,706
Income/(loss) before taxes and non-controlling interest	—	(43)	—	—	—	—	(66,284)	(825,551)	3,885,613	9,761,439
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	(43)	—	—	—	—	(66,284)	(825,551)	3,885,613	9,761,439

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	(43)	—	—	—	—	(66,284)	(825,551)	3,885,613	9,761,439

Earnings/(loss) for the period	$—	(43)	$—	—	$—	—	$(66,284)	(825,551)	$3,885,613	9,761,439

COMBINED DEBTORS' STATEMENT OF OPERATIONS										3 of 5
Continuation Sheet for MOR-2
Case No.	15-11367		15-11368		15-11369		15-11370		15-11371
Debtor	Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys Inc.		Molycorp Minerals Canada ULC		Molycorp Minerals LLC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$2,371,763	14,130,326	$—	—	$323,704	1,774,267	$—	56	$102,424	2,247,851
Sales to related parties	3,989,676	22,206,929	—	—	574,421	698,274	274,770	1,207,857	779,600	8,078,290
Total Revenue	6,361,439	36,337,255	—	—	898,125	2,472,541	274,770	1,207,913	882,024	10,326,141

Costs of sales
Costs excluding depreciation and amortization	6,831,350	35,107,473	—	—	716,053	2,573,670	228,575	1,392,864	1,000,381	39,334,617
Depreciation and amortization	—	—	—	—	28,043	144,731	24,187	127,330	—	30,351,407
Gross profit (loss)	(469,911)	1,229,782	—	—	154,029	(245,860)	22,008	(312,281)	(118,357)	(59,359,883)

Expenses
General & Administrative	20,059	153,457	—	112	6,176	42,327	609,676	3,217,562	1,073,371	10,742,110
Sales & Marketing	23,217	138,377	—	—	—	—	37,261	198,326	40,657	87,556
Insiders Compensation	29,086	149,698	—	—	—	—	69,435	504,501	88,227	625,377
Care and Maintenance	—	—	—	—	—	—	—	—	1,892,706	1,892,706
Depreciation and amortization	—	—	—	—	—	—	15,393	89,534	7,592,982	5,013,618
- Accretion expense	—	—	—	—	—	—	—	—	117,610	598,528
Research and development	126,569	698,072	—	—	—	—	54,619	307,030	21,247	158,251
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	198,931	1,139,604	—	112	6,176	42,327	786,384	4,316,953	10,826,800	15,076,456
Operating income (loss)	(668,842)	90,178	—	(112)	147,853	(288,187)	(764,376)	(4,629,234)	(10,945,157)	(74,436,339)

Other Income (expense) (attached schedule)	—	—	—	—	56	267	1,099	115,906	50	(46,008)
Interest income (expense), net	1,096	4,668	—	—	—	—	(364,029)	(1,751,033)	(2,416,657)	(10,933,206)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	(3,764)	(3,764)	(608,328)	(74,835,392)
Foreign exchange gain (loss)	(32,706)	47,109	—	—	—	—	795,140	3,014,552	(6,470)	(38,268)
Income/(loss) before taxes and non-controlling interest	(700,452)	141,955	—	(112)	147,909	(287,920)	(335,930)	(3,253,573)	(13,976,562)	(160,289,213)
Income taxes expense (benefit)	—	21,192	—	—	—	—	18,719	104,599	4,197	73,308
Income/(loss) from continuing operations before equity income of affiliate	(700,452)	120,763	—	(112)	147,909	(287,920)	(354,649)	(3,358,172)	(13,980,759)	(160,362,521)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	(700,452)	120,763	—	(112)	147,909	(287,920)	(354,649)	(3,358,172)	(13,980,759)	(160,362,521)

Earnings/(loss) for the period	$(700,452)	120,763	$—	(112)	$147,909	(287,920)	$(354,649)	(3,358,172)	$(13,980,759)	(160,362,521)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										4 of 5
Continuation Sheet for MOR-2
Case No.	15-11372		15-11373		15-11374		15-11375		15-11376
Debtor	Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.		PP IV Mountain Pass Inc. (Inactive)		PP IV Mountain Pass II, Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$699,924	3,173,188	$—	—	$—	—	$—	—
Sales to related parties	—	—	206,104	951,107	—	—	—	—	—	—
Total Revenue	—	—	906,028	4,124,295	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	1,068,095	4,842,492	—	—	—	—	—	—
Depreciation and amortization	—	—	15,848	84,541	—	—	—	—	—	—
Gross profit (loss)	—	—	(177,915)	(802,738)	—	—	—	—	—	—

Expenses
General & Administrative	—	5,518	73,195	194,224	70,520	367,927	—	—	—	—
Sales & Marketing	—	—	4,878	36,532	—	1,615	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,495	7,991	3,551	17,755	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	6,917	—	—	—	—	—	—
Total expenses	—	5,518	79,568	245,664	74,071	387,297	—	—	—	—
Operating income (loss)	—	(5,518)	(257,483)	(1,048,402)	(74,071)	(387,297)	—	—	—	—

Other Income (expense) (attached schedule)	200,000	760,000	—	—	—	—	—	—	—	—
Interest income (expense), net	53	150	222	1,283	—	29	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	(1,981)	785	(216,444)	(663,151)	—	—	—	—
Income/(loss) before taxes and non-controlling interest	200,053	754,632	(259,242)	(1,046,334)	(290,515)	(1,050,419)	—	—	—	—
Income taxes expense (benefit)	—	—	—	—	64,982	316,966	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	200,053	754,632	(259,242)	(1,046,334)	(355,497)	(1,367,385)	—	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	200,053	754,632	(259,242)	(1,046,334)	(355,497)	(1,367,385)	—	—	—	—

Earnings/(loss) for the period	$200,053	754,632	$(259,242)	(1,046,334)	$(355,497)	(1,367,385)	$—	—	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS						5 of 5
Continuation Sheet for MOR-2
Case No.	15-11377		Elimination		Total
Debtor	RCF IV Speedwagon Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$5,738,430	36,359,992
Sales to related parties	—	—	(4,306,580)	(32,248,336)	7,498,623	48,927,543
Total Revenue	—	—	(4,306,580)	(32,248,336)	13,237,053	85,287,535

Costs of sales
Costs excluding depreciation and amortization	—	—	(3,939,015)	(32,312,751)	13,173,106	108,752,631
Depreciation and amortization	—	—	—	—	76,396	30,749,601
Gross profit (loss)	—	—	(367,565)	64,415	(12,449)	(54,214,697)

Expenses
General & Administrative	—	—	—	—	2,265,879	17,024,925
Sales & Marketing	—	—	—	—	207,273	945,456
Insiders Compensation	—	—	—	—	222,583	1,465,790
Care and Maintenance	—	—	—	—	1,892,706	1,892,706
Depreciation and amortization	—	—	—	—	7,773,889	5,942,744
- Accretion expense	—	—	—	—	117,610	598,528
Research and development	—	—	—	—	202,435	1,163,353
Revision in estimated ARO cash flows	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	6,917
Total expenses	—	—	—	—	12,682,375	24,998,729
Operating income (loss)	—	—	(367,565)	64,415	(12,694,824)	(79,213,426)

Other Income (expense) (attached schedule)	—	—	—	—	201,508	841,307
Interest income (expense), net	—	—	—	—	(6,331,598)	(28,035,764)
Reorganization items, net (attached schedule)	—	—	—	—	(7,000,116)	(225,069,597)
Foreign exchange gain (loss)	—	—	—	—	(417,906)	(448,160)
Income/(loss) before taxes and non-controlling interest	—	—	(367,565)	64,415	(26,242,936)	(331,925,640)
Income taxes expense (benefit)	—	—	—	—	255,700	1,429,865
Income/(loss) from continuing operations before equity income of affiliate	—	—	(367,565)	64,415	(26,498,636)	(333,355,505)

Equity in loss (income) of affiliates	—	—	—	—	25,518	512,192

Income/(loss) from continuing operations	—	—	(367,565)	64,415	(26,524,154)	(333,867,697)

Earnings/(loss) for the period	$—	—	$(367,565)	64,415	$(26,524,154)	(333,867,697)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	56	267

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale		810
		Refund - insurance		2,993
		Dividend Income		65,725
		Other Income	1,099	46,377
			1,099	115,905

Molycorp Minerals, LLC	15-11371	Miscellaneous rental income /(expense)	—	(46,108)
		Gain on disposal	50	100
			50	(46,008)

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income	200,000	760,000

Magnequench International, Inc.	15-11360	Other Income /(expense)	303	11,143

Molycorp Inc.	15-11357	Other Income /(expense)	—	(1)

		Total Combined	201,508	841,306

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	6,388,024	27,037,469
		Adjustments to the carrying amount of debt	—	78,440,941
		Write off of deferred financing cost	—	4,919,107
		Gain on fair value adjustment of Springing Maturity derivative	—	(8,008,001)
		Early Payment Premium on Term loans	—	17,779,875
		Total	6,388,024	120,169,391

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans	—	8,796,357
		Early Payment Premium on Term Loans	—	21,264,693
		Total	—	30,061,050

Molycorp Minerals Canada ULC	15-11370	Legal and other professional fees	3,764	3,764

Molycorp Minerals, LLC	15-11371	Early payment premium on term loans	—	49,754,504
		Adjustments to the carrying amount of debt	—	18,918,839
		Trustee fees	—	133,200
		Severance expense	608,328	4,352,944
		Capital equipment lease cancellation	—	1,675,906
		Total	608,328	74,835,393

		Total Combined	7,000,116	225,069,598

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: November 2015

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of November 30, 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at November 30, 2015
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$10,252,547	$—	$—	$7,642,850	$148,410	$4,867	$5,000	$5,000	$10,343,234	$5,960	$16,614,817	$10,082	$932,195	$2,549,318	$1,344,144	$821,148
Restricted cash	64,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	—	2,331,322	—	—	—	—	—	—	2,420,259	—	571,936	1,704	478,833	—
Inventories	—	—	—	4,192,600	—	—	—	—	1,716,650	—	7,390,204	—	3,120,169	773,884	24,749,283	—
Income tax receivable	418,540	—	—	—	88,061	—	—	—	—	—	—	—	—	—	—	—
Defer tax assets	7,432,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	2,279,530	—	—	48,549	5,591	—	—	—	3,882	—	22,460	—	37,332	162,236	7,224,060	—
Total current assets	84,682,974	—	—	14,215,321	242,062	4,867	5,000	5,000	12,063,766	5,960	26,447,740	10,082	4,661,632	3,487,142	33,796,320	821,148

Fixed Assets
- Real Property & Improvement	—	—	—	100,000	—	—	—	—	—	—	—	—	2,154,116	1,510,345	1,059,691,376	—

- Machinery & Equipment	—	—	—	1,528,573	—	—	—	—	—	—	—	—	2,803,444	3,934,430	606,471,547	—
- Furniture & Office Equipment	—	—	—	7,421,923	—	—	—	—	—	—	84,275	—	98,652	1,334,575	8,860,110	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,437,401	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,539,244	—
- Construction in Process	—	—	—	—	—	—	—	—	—	—	—	—	—	4,627	14,773,791	—
less: accumulated depreciation	—	—	—	(7,036,011)	—	—	—	—	—	—	(84,275)	—	(1,491,256)	(3,920,732)	(218,766,723)	—
Property, plant and equipment	—	—	—	2,014,485	—	—	—	—	—	—	—	—	3,564,956	2,863,245	1,498,006,746	—
Deposits	2,207,641	—	—	—	—	—	—	—	—	—	—	—	—	—	35,962,617	—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	23,648,986	—
Patents and other intangible assets	—	—	—	29,043,426	—	—	—	—	—	—	—	—	—	341,234	316,622	—
Investment (attached schedule)	543,915,594	20,000	162,109,286	17,067,184	2,033,276	—	—	—	1,192,325,440	684,175,440	—	364,150,000	—	31,811,569	141,423,147	22,919,589
Other assets (attached schedule)	—	—	—	45,060	—	—	—	—	—	—	—	—	—	—	624,474	—
Loan to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	2,974,612,455	478	49,677,426	118,342,106	11,524,960	—	—	—	13,104,147	44,654,217	11,489,984	15,798	2,774,423	26,629,335	39,472,877	1,800,000
Total non current assets	3,520,735,690	20,478	211,786,712	166,512,261	13,558,236	—	—	—	1,205,429,587	728,829,657	11,489,984	364,165,798	6,339,379	61,645,383	1,739,455,469	24,719,589
Total assets	3,605,418,664	20,478	211,786,712	180,727,582	13,800,298	4,867	5,000	5,000	1,217,493,353	728,835,617	37,937,724	364,175,880	11,001,011	65,132,525	1,773,251,789	25,540,737

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	2,248,066	—	—	14,896	—	—	—	—	5,021	—	60,922	—	107,775	71,319	826,711	—
DIP Financing	137,187,596	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	13,068,202	—	—	486,060	—	—	—	—	22,917	—	1,038,972	—	315,097	1,129,676	12,400,835	—
Interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—	—	254,716	—	—	—	—	—	—	—	—	—	472,041	—	—
Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,459,517	—
Total current liabilities	152,503,864	—	—	755,672	—	—	—	—	27,938	—	1,099,894	—	422,872	1,673,036	16,687,063	—

Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,127,335	—
Defer tax liabilities	13,204,756	—	—	380,910	1,560,890	—	—	—	—	—	—	—	—	1,250,449	—	—
Pension benefit liabilities	—	—	—	3,308,811	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-term liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,424,195	—
Amount due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related party payable	440,451	—	—	3,010,339	—	—	5,000	5,000	6,754,576	14,369,274	9,430,509	—	11,631	2,985,570	64,794,126	—
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	21,373,080	219,062	5,000	—	7,750	12,403,514	341,959,371	17,383,339	364,287,300	216,331	58,123,037	2,262,323,872	—
Liabilities subject to compromise - Third party	1,512,041,535	—	86,080,671	11,769	—	—	—	—	6,054	—	18,820	—	32,659	1,859,057	231,981,554	—
Total non-current liabilities	1,596,728,096	20,378	89,419,844	28,084,909	1,779,952	5,000	5,000	12,750	19,164,144	356,328,645	26,832,668	364,287,300	260,621	64,218,113	2,571,651,082	—
Total liabilities	1,749,231,960	20,378	89,419,844	28,840,581	1,779,952	5,000	5,000	12,750	19,192,082	356,328,645	27,932,562	364,287,300	683,493	65,891,149	2,588,338,145	—

Non-controlling interest

Shareholder's equity:
Share capital	258,954	100	33,788	21,556	4,621,000	—	—	—	684,175,441	10,255,745	1,500	20,000	—	275,174,583	—	22,463,750
Contributed surplus	2,249,521,078	—	40,027,833	148,368,181	389,376	—	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	132,576,089	—
Accumulated deficits	(393,593,328)	—	82,305,247	4,454,073	7,009,970	(133)	—	(7,750)	514,125,830	(38,812,532)	9,777,349	(131,420)	(7,204,049)	(271,837,776)	(947,662,445)	3,076,987
Accum Other Comprehensive Income	—	—	—	(956,809)	—	—	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	1,856,186,704	100	122,366,868	151,887,001	12,020,346	(133)	—	(7,750)	1,198,301,271	372,506,972	10,005,162	(111,420)	10,317,518	(758,624)	(815,086,356)	25,540,737
Total liabilities and shareholders' equity	3,605,418,664	20,478	211,786,712	180,727,582	13,800,298	4,867	5,000	5,000	1,217,493,353	728,835,617	37,937,724	364,175,880	11,001,011	65,132,525	1,773,251,789	25,540,737

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at November 30, 2015
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$3,228,455	$209,386	$—	$—	$—	$—	$54,117,413
Restricted cash	—	—	—	—	—	—	64,299,601
Trade accounts receivable	1,004,985	—	—	—	—	—	6,809,039
Inventories	3,715,275	—	—	—	—	64,415	45,722,480
Income tax receivable	—	—	—	—	—	—	506,601
Defer tax assets	—	—	—	—	—	—	7,432,756
Other current assets (attached schedule)	655,910	5,683	—	—	—	—	10,445,233
Total current assets	8,604,625	215,069	—	—	—	64,415	189,333,123

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,064,477,702
- Machinery & Equipment	1,057,283	—	—	—	—	—	615,795,277
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,844,541
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	24,539,244
- Construction in Process	3,429	—	—	—	—	—	14,781,847
less: accumulated depreciation	(1,370,089)	—	—	—	—	—	(232,669,086)
Property, plant and equipment	757,494	—	—	—	—	—	1,507,206,926
Deposits	—	—	—	—	—	—	38,170,258
Inventories	—	—	—	—	—	—	23,648,986
Patents and other intangible assets	—	491,342	—	—	—	—	30,192,624

Investment (attached schedule)	—	28,535,255	—	—	—	(2,977,166,065)	213,319,715
Other assets (attached schedule)	—	—	—	—	—	—	669,534
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	475,123	46,766,956	—	—	—	(3,212,394,329)	128,945,956
Total non current assets	1,232,617	75,793,553	—	—	—	(6,189,560,394)	1,942,153,999
Total assets	9,837,242	76,008,622	—	—	—	(6,189,495,979)	2,131,487,122

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	31,237	—	—	—	—	—	3,365,947
DIP Financing	—	—	—	—	—	—	137,187,596
Accrued expenses	225,179	146,770	—	—	—	—	28,833,708
Interest payable	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	726,757
Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	3,459,517
Total current liabilities	256,416	146,770	—	—	—	—	173,573,525

Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	11,127,335
Defer tax liabilities	—	1,326,377	—	—	—	—	17,723,382
Pension benefit liabilities	—	—	—	—	—	—	3,308,811
Other Long-term liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	278,205	281,346	—	—	—	(84,515,589)	17,850,438
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,127,878,738)	25,011,400
Liabilities subject to compromise - Third party	50,347	803,655	—	—	—	—	1,832,886,121
Total non-current liabilities	366,933	2,560,574	—	—	—	(3,212,394,328)	1,909,331,681

Total liabilities	623,349	2,707,344	—	—	—	(3,212,394,328)	2,082,905,206

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	258,954
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,249,521,077
Accumulated deficits	(5,336,107)	53,623,598	—	—	—	(1,210,028,820)	(2,200,241,306)
Accum Other Comprehensive Income	—	—	—	—	—	—	(956,809)
Shareholders' equity	9,213,893	73,301,278	—	—	—	(2,977,101,651)	48,581,916
Total liabilities and shareholders' equity	9,837,242	76,008,622	—	—	—	(6,189,495,979)	2,131,487,122

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	November 30, 2015
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jone's Day	75,000
		Retainer fee paid to Alixpartner	229,967
		Retainer fee paid to Yong Conway	102,519
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	10,000
		Retainer fee paid to Mile 26	300,000
		Deferred Financing cost	887,044
		Total	2,279,530

Magnequench International Inc.	15-11360	Misc receivable	48,549

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	4,083
		Total	5,591

MCP Canada Limited Partnership	15-11365	Prepaids expenses	3,882

Molycorp Chemicals & Oxides, Inc.	15-11367	Prepaids and deferred charges	15,510
		Misc receivables - Other	6,950
		Total	22,460

Molycorp Metals & Alloys, Inc.	15-11369	Refundable deposits to utility company	37,332

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	23,802
		Prepayment on rent and consulting	119,473
		Prepaid Insurance	7,661
		Prepaid Property Tax	2,166
		HST Recoverable	8,933
		Misc receivable	201
		Total	162,236

Molycorp Minerals, LLC	15-11371	Other account receivable	1,282

		Prepaid and deferred charges	5,442,592
		Prepaid insurance	1,780,186
		Total	7,224,060

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	37,200
		Prepaid - Pots Expense	8,071
		Prepaid - Heaters Expense	7,186
		Prepaid - Propane Expense	14,037
		Prepaid - Package Expense	21,050
		Prepaid Duty	543,112
		Prepaid - HRA Plan	573
		GST/VAT Recoverable(Consumption Tax)	3,033
		Misc Receivable - Beijing Jiya	21,648
		Total	655,910

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	683
		Total	5,683

		Combined Debtor Total Other Current Assets	10,445,233
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,029,329
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957
		Magnequench UG (100%)	20,927,580
		Total	162,109,287

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275

		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	684,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Molycorp Silmet AS (100%)	123,901,480
		Indistrial Minerals LLC (100%)	100
		Total	141,423,147

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	3,190,485,781

		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	624,474

		Combined Debtor Total Other Assets	669,534

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: November 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	248,135	248,135	Various	EFT	—
FICA-Employee	—	69,327	69,327	Various	EFT	—
FICA-Employer	—	69,327	69,327	Various	EFT	—
Unemployment	850	27	—			877
Income	—	—	—			—
Other: Fed Medical Ins	—	34,627	34,627	Various	EFT	—
Total Federal Taxes	850	421,443	421,416			877
State and Local
Withholding	—	69,522	69,522	Various	EFT	—
Sales & Use AZ location only	1,693,735	2,402	66	10/14/2015	EFT	1,696,071
Excise	—	—	—			—
Unemployment	586	9,622	9,384	Various	EFT	824
Real Property	2,081,506	507,922	—			2,589,428
Personal Property	—	—	—			—
Other: Property taxes for land and machinery	24,213	4,304	—			28,517
Total State and Local	3,800,040	593,772	78,972			4,314,840
Total Taxes	3,800,890	1,015,215	500,388			4,315,717

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,814,397	340,141	1,090,596	119,673	1,140	3,365,947
Wages Payable	871,117	—	—	—	—	871,117
Taxes Payable	34,946.00	—	—	—	—	34,946.00

Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: DIP Financing	137,187,596	—	—	—	—	137,187,596

Total Postpetition Debts	139,908,056	340,141	1,090,596	119,673	1,140	141,459,606

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	340,141	$322,981 of this amount is 20% holdback and $7,967 is awaiting approval. The remainder was paid in December 2015
31-60	1,090,596	This amount represents the 20% holdback.
61-90	119,673	$109,820 of this amount is 20% holdback. The remainder is awaiting approval.
Over 90	1,140	Still awaiting approval.
	1,551,550	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: November 2015

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	723,529	322,981	1,090,596	109,820	1,140	2,248,066
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	10,064	—	—	4,832	—	14,896
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	—	—	—	5,021	—	5,021
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	59,937	985	—	—	—	60,922
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	107,775	—	—	—	—	107,775
Molycorp Minerals Canada ULC (Toronto)	15-11370	19,367	8,209	—	—	—	27,576
Molycorp Minerals Canada ULC (Peterborough)	15-11370	43,743	—	—	—	—	43,743
Molycorp Minerals, LLC	15-11371	818,744	7,967				826,711
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	31,237	—	—	—	—	31,237
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—

Combined Total		1,814,396	340,142	1,090,596	119,673	1,140	3,365,947

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: November 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	9,970,251	—	—	—	2,773,394	—	—	—	—	—	—
	+ Amounts billed during the period	5,771,235	—	—	—	2,240,615	—	—	—	—	—	—
	- Amounts collected during the period	(6,486,017)	—	—	—	(2,682,687)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	+/- AR adjustments	53,570	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	9,309,039	—	—	—	2,331,322	—	—	—	—	—	—

Accounts Receivable Aging
	0 - 30 days old	6,571,899	—	—	—	2,331,322	—	—	—	—	—	—
	31 - 60 days old	152,932	—	—	—		—	—	—	—	—	—
	61 - 90 days old	77,088	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,507,120	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable	9,309,039	—	—	—	2,331,322	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,500,000)	—	—	—	—	—	—	—	—	—	—
	Accounts Receivable (Net)	6,809,039	—	—	—	2,331,322	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	2,464,663	—	666,273	1,704	3,252,922	—	811,295	—	—	—	—
	+ Amounts billed during the period	2,438,019	—	323,881		66,165	—	702,555	—	—	—	—
	- Amounts collected during the period	(2,499,733)	—	(418,217)	—	(376,514)	—	(508,865)	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—

+/- AR adjustments	17,310	—		—	36,260	—		—	—	—	—
Total Accounts Receivable at the end of the reporting period	2,420,259	—	571,936	1,704	2,978,833	—	1,004,985	—	—	—	—

Accounts Receivable Aging
0 - 30 days old	2,412,806	—	571,936	—	250,850	—	1,004,985	—	—	—	—
31 - 60 days old	333	—		—	152,598	—	—	—	—	—	—
61 - 90 days old	—	—	—	1,704	75,384	—	—	—	—	—	—
91+ days old	7,120	—	—	—	2,500,000	—	—	—	—	—	—
Total Accounts Receivable	2,420,259	—	571,936	1,704	2,978,833	—	1,004,985	—	—	—	—
Amount considered uncollectible (Bad Debt)	—	—	—	—	(2,500,000)	—	—	—	—	—	—
Accounts Receivable (Net)	2,420,259	—	571,936	1,704	478,833	—	1,004,985	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: November 2015

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—	—	—
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	2,331,322	—	—	—	—	2,331,322
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	2,412,806	333.00	—	7,120	—	2,420,259
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	571,936	—	—	—	—	571,936
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—	—	—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	—	—	1,704	—	—	1,704
Molycorp Minerals, LLC	15-11371	250,850	152,598	75,384	2,500,000	(2,500,000)	478,832
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	1,004,985	—	—	—	—	1,004,985
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—
Combined Total		6,571,899	152,931	77,088	2,507,120	(2,500,000)	6,809,038

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: November 2015

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.